United States

Securities and Exchange Commission

Washington, D. C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement	o	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
o	Definitive Proxy Statement	o	Definitive Additional Material
o	Soliciting Material Pursuant to Section 240.14a-12

EZJR, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑. No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐. Fee paid previously with preliminary materials.

☐. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No:

3) Filing Party:

4) Date Filed:

EZJR, Inc.

935 Highway 124 #215, Braselton, GA 30517

Phone: 678-866-3337

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [date], 2012

To the Stockholders of EZJR, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of EZJR, Inc., a Nevada corporation (the “Company”), will be held on [date], 2012 at 11:00 a.m. Pacific Daylight Time, at the Company’s corporate counsel’s offices, the Law Offices of Thomas C. Cook, LTD., 500 N. Rainbow, Suite 300, Las Vegas, NV 89107 the following purposes:

1. To re-elect the Board to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified;

2. To forward split the stock of the Company on a three (3) for one (1) basis.

3. To increase the number of authorized shares from 75,000,000 to 200,000,000.

4. To change our corporate name from EZJR, Inc. to Realty Ramp, Inc.

5. Ratification of Kelly & Company as independent auditors;

6. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about the Company and its officers and directors. The Board of Directors has fixed the close of business on [date], 2012 as the record date and only holders of record of the Company’s common stock as of the close of business [date], 2012 are entitled to receive this notice and to vote at this Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Adam Alred

Adam Alred

Chief Executive Officer

Braselton, GA

Date: [date], 2012

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

EZJR, Inc.

935 Highway 124 #215, Braselton, GA 30517

Phone: 678-866-3337

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of EZJR, Inc., a Nevada corporation (the “Company”), will be held on [date], 2012 at 11:00 a.m. Pacific Daylight Time, at the Company’s corporate counsel’s offices, the Law Offices of Thomas C. Cook, LTD., 500 N. Rainbow, Suite 300, Las Vegas, NV 89107 the following purposes: for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about [date], 2012.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares on [date], 2012, the record date. At the close of business on the record date, 10,368,563 shares of common stock. Shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Thomas C. Cook, Esq., corporate counsel. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present. A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a “broker non-vote”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders. If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof. The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting. If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct. If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares “for” such proposal or, in the case of the election of directors, vote “for” election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares. Any written notice of revocation or subsequent Proxy should be delivered to EZJR, Inc., 935 Highway 124 #215, Braselton, GA 30517, or hand-delivered to the Secretary of EZJR, Inc. at or before the taking of the vote at the Annual Meeting.

DISSENTERS - RIGHTS OF APPRAISALS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you. We will reimburse our transfer agent for its out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $800. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors. The Board of Directors have designated as nominee for re-election two directors who are currently serving on the Board. See “Nominee for Director” below for profiles of the nominee.

The Board believes that by re-electing the incumbent directors, this will promote stability and continuity and expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

The nominees have indicated a willingness to continue serving as a director if elected, but if they should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their position at the Company, and the period during which they have served as a director of the Company are set forth in the following table and paragraphs:

Name	Age	Position & Offices Held	Director Since

Adam Alred	31	CEO/Director	February 8, 2012
Guy A. Arnone	46	Chief Compliance Officer/Director	February 8, 2012

Biographies of Directors/Officers

Mr. Adam Alred, Chief Executive Officer/Director

Adam Alred currently serves as the CEO of OwnerWiz Realty Inc., a Georgia Corporation, located in Braselton, GA. Adam's career started in 2001 when he left Southern Poly University with a degree in computer engineering and joined the staff at Health Logic Systems Corporation (HLSC) in Tucker, Georgia where he began as a Web Support technician and advanced to Systems Administrator where he managed the firm's technical team and deployed the IT budget.

After leaving HLSC in 2005, Mr.Alred joined Fulfillment Central as IT support coordinator where he worked for the IT director in implementing the firm's IT initiatives. In August of 2008 he became Fulfillment Central’s Chief Technical Officer where he managed the firm’s technical team and managed the IT budget. In April of 2010 Mr. Alred added the duties of Director of Operations where he managed the firm’s general business operations until he became CEO of OwnerWiz Realty, Inc. in April of 2011.

Mr. Guy A. Arnone, Chief Compliance Officer/Director

Guy Arnone currently serves as the Chief Compliance Officer of OwnerWiz Realty Inc. and is a California Licensed Real Estate Broker who belongs to a select group of individuals approved by the California Real Estate Commissioner to perform a special dual service in the real estate industry. He represents buyers, sellers, developers and investors in all facets of real estate brokerage and financing.

In 2000 until 2005, Mr. Arnone became President of Peninsula Rentals & Property Management where he oversaw the firm’s rental and property management business. Simultaneously, in 2000 Mr. Arnone founded West Coast Valencia Escrow and maintained that position until 2009. Mr. Arnone also acted as Managing Partner of Fred Sands from 1999 until 2006. From 2006 until 2009, Mr. Arnone acted as President of Vintage Sotheby’s International realty until 2009. From 2009 to the present, Mr. Arnone is acting an associate broker for Realty Executives, Valencia. Mr. Arnone has a broad array of experience and extensive knowledge of the real estate business.

Vote Required

The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for the nominee director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, of the above-mentioned nominee. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Stockholder Nomination of Director Candidates

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies the provisions contained in our Bylaws. Article II, Item 7 of our By-laws state that a Quorum is necessary to conduct the annual meeting. It states:

“QUORUM. The quorum at any annual of special meeting of stockholder shall consist of stockholders representing, capital stock of the corporation entitled to vote at such meetings, except as otherwise specifically provided by law or in the Articles of Incorporation. If a quorum is not present at a properly called stockholders' meeting, the meeting shall be adjourned by then present and an additional and further notice sent to all stockholders notifying them of the adjournment of the meeting and the date and time and place of the adjourned meeting. At such adjourned meeting. At such adjourned meeting, at which a quorum is present or represented, business may be transacted which might have been transacted at the meeting as originally notified.”

Article II, Item 12 of our Bylaws specify informal actions by shareholders may take place without prior notice at the annual meeting. The Article states:

“INFORMAL ACTION BY SHAREHOLDERS. Unless otherwise provided in the Nevada Corporate Law, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, and unless the unanimous written consent of all shareholders has been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") recommends that the stockholders vote “For” and solicits proxies in favor of the nominees listed above (Item 1 on the enclosed Proxy card).

Communications with the Board of Directors

Any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: The Board of Directors, EZJR, Inc., 935 Highway 124 #215, Braselton, GA 30517.

Director Attendance at Annual Meetings

The Company encourages, but does not require, its directors to attend Annual Stockholders’ Meetings.

Board Meetings

During the most recent fiscal year for the Company, the Board met four (4) times. During the fiscal year ended December 31, 2011, the Board of Directors consisted of one member; therefore, there was full attendance at each meeting.

Standing and Other Operating Committees of the Board

The Company has no standing or operating committees of the Board. Based on the size the Company, the Board does not have an audit committee.

PROPOSAL NO. 2: THREE FOR ONE (3:1) FORWARD STOCK SPLIT

The Board of Directors of the Company have adopted a resolution to forward split the Company’s shares three (3) for one (1) ratio, which will result in the issuance of three (3) new shares (“New Shares”) for each one (1) old share (“Old Shares”) of the Company’s common stock held as of [date], 2012 (the “Record Date”).

The procedure for shareholders to obtain New Shares in exchange for Old Shares pursuant to the Stock Split is set forth below under the heading “Procedure For Exchange of Stock Certificates.”

Purpose and Effect of Forward Stock Split

The Board has determined that share liquidity would be enhanced by having additional shares held by the Company’s shareholders.

The Company will not issue any certificates representing fractional shares. Any fractional shares will be rounded to the nearest whole share. This forward stock split will not affect the current par value of $0.001 per share. This forward stock split will increase the number of issued and outstanding common shares from 10,368,563 to 31,105,689 common shares.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, these change, include the forward stock split will have on the market price of the Company's common stock.

There are no plans, proposals or arrangements to issue any additional shares that will be available after the forward stock split.

PLEASE NOTE THAT THE FORWARD STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY.

The Stock Split may impact the Company’s stock price. Such price may fall proportionally to the increase in the number of shares outstanding as a result of the Stock Split, or it may change to a greater or lesser proportion.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the stockholders of the Company will benefit from the Forward Stock Split because it might attract potential investment from outside investors which will create a more liquid public market for its common stock. The Board cautions that there are no assurances that they may happen. The Board recommends that the stockholders vote “For” and solicits proxies in favor of the nominees listed above (Item 2 on the enclosed Proxy card).

PROPOSAL NO. 3: AMENDMENT OF THE ARTICLES OF INCORPORATION

TO Increase the Number of Authorized Shares

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors recognizes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company's Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders. The increase in authorized common stock and preferred stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized common stock or preferred stock without requiring future stockholder approval of such issuances, except as may be required by the Articles of Incorporation or applicable law.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock or preferred stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being undertaken with the intent that it be utilized as a type of anti-takeover device.

The board of directors of EZJR may authorize, without further shareholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

Issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of EZJR through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock as a result of increasing the number of authorized shares.

The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that Article 4 of the Certificate of Incorporation shall be as follows:

ARTICLE FOUR

This corporation shall be authorized to issue two classes of capital stock to be designated respectively Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of Common Stock the corporation shall have authority to issue is 195,000,000, $0.001 par value per share and the total number of shares of Preferred Stock the corporation shall have authority to issue is 5,000,000, par value $0.001 per share. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including:

(1) the designation of each series and the number of shares that shall constitute the series;

(2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment;

(6) voting rights, if any, on the shares of each series and any conditions upon the exercisability of such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the stockholders of the Company will benefit from increase in number of authorized shares, in order to accommodate future financing or other corporate purposes. No assurances can be given that future financing will be found. The Board recommends that the stockholders vote “For” and solicits proxies in favor of increasing the number of authorized shares (Item 3 on the enclosed Proxy card).

PROPOSAL NO. 4: AMENDMENT OF THE ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE CORPORATION

Our Board of Directors, has approved a corporate name change from “EZJR, Inc.” to “Realty Ramp, Inc.” Management believes that changing our name to Realty Ramp, Inc. will more accurately reflect the business.

Upon shareholder approval, at the annual meeting, we plan file a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to effect the Name Change. Once we complete the name change, we will need to apply for a new Over-the-Counter Bulletin Board trading symbol and CUSIP number. We will report our new symbol and CUSIP number in a Current Report on Form 8-K once it is established.

The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that Article 1 of the Certificate of Incorporation shall be as follows:

ARTICLE ONE

1. Name of corporation: Realty Ramp, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company believes that the stockholders of the Company will benefit from the corporate name which will more accurately reflect the business of the Company. No assurances the corporate name change will have any effect on the business. The Board approved the above action and recommends that the stockholders vote “For” and solicits proxies in favor of the nominees listed above (Item 4 on the enclosed Proxy card).

Vote Required

Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of our outstanding voting stock is required to forward split our stock, amend our Articles of Incorporation to increase the number of authorized shares of our common stock to 200,000,000 shares, authorized preferred shares to 5,000,000 and change our corporate name.

PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board has selected Kelly & Company to audit the financial statements of the Company for the fiscal year ending December 31, 2012. Kelly & Company has been the Company's auditors, since February 9, 2012 (date of engagement). Management has a good working relationship with Kelly & Company. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of Kelly & Company.

A representative of Kelly & Company is not expected to be present at the Annual Meeting of Shareholders.

Principal Accountant Fees and Services.

On February 9, 2912 we engaged Kelly & Company, Costa Mesa, CA to serve as our principal independent public account for the fiscal year ending December 31, 2011. Prior to their engagement Seale and Beers, CPAs, Las Vegas, NV served as our principal independent public accountants for fiscal year ending June 30, 2011. The aggregate fees billed to us by Kelly & Company for the year ended December 31, 2011 and the aggregate fees billed to us by Seale and Beers, CPAs (our former auditor) were as follows:

	For Year Ended December 31,	For the Years Ended June30	For the Years Ended June30
	2011	2011	2010
(1) Audit Fees (1)	$19,750	$8,500	$9,250
(2) Audit-Related Fees	$21,600
(3) Tax Fees	$1,750
(4) All Other Fees

Total fees paid or accrued to our principal accountant

(1) Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of the Company's financial statements for such period included in this Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission.

(2) Audit-Related Fees, Kelly & Company billed the Company $21,600 for the audit of the financial of OwnerWiz Realty, Inc. which entered into a reverse-merger with EZJR. These related services are reasonably related to the performance of the audit or review of the Company's financial statements which are not disclosed above.

(3) Tax Fees, Kelly & Company billed OwnerWiz Realty, Inc. for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal year ending December 31, 2011.

(4) All Other Fees, there were no other fees billed to the Company by Kelley & Company through December 31, 2011.

Audit Committee Policies and Procedures

We do not have an audit committee; therefore our Board of Directors pre-approves all services to be provided to us by our independent auditor. This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Principal Accounting Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules. In fiscal period ending December, 2011, all fees paid to Kelly & Company were unanimously pre-approved in accordance with this policy.

Less than 50 percent of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that the stockholders vote “For” the ratification of the appointment of Kelly & Company as the Company’s independent auditors for the fiscal year ending December 31, 2012, and solicits proxies in favor of the ratification of the appointment of Kelly & Company (Item 5 on the enclosed Proxy card).

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Board as a whole sits as the Finance and Audit Committees and oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company does not have an audit committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Kelly & Company is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the ownership of our common stock on June 6, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director. The percentage of beneficial ownership for the following table is based on 10,368,563 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after June 6, 2012 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the U. S. Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of EZJR's common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)

Adam Alred, CEO/Director (2)	500,000	4.8%
Guy A. Arnone, Chief Compliance Officer/Director (3)	75,000	0.7%
Rick Kaye, Shareholder(4)	2,112,000	20.3%
AdMaxOffers.com(5)	6,972,813	67.2%

All Directors and Officers as a Group	7,472,813	72.0%

1)      Percent of Class is based on 10,368,563 shares issued and outstanding.

2)      Adam Alred, 935 Highway 124 #215, Braselton, GA 30517. Adam Alred is also a beneficial owner of AdMaxOffers.com.

3)      Guy A. Arnone, 26650 The Old Road Suite 300, Valencia, CA 91381.

4)      Rick Kaye, 893-0 Ronda Sevilla, Laguna Hills, CA 92653. The number of shares beneficially owned by Rick Kaye, includes 1,612,000 currently owned in his name and 500,000 shares held in an attorney’s escrow account.

5)      AdMaxOffers.com , P. O. Box 33, Hoschton, GA 30548, beneficially owns 5,472,813 shares in its name and 1,500,000 held in an attorney escrow account. Brenda Zimbardi is also a beneficial owner of AdMaxOffers.

We are not aware of any arrangements that may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table sets forth summary compensation information for the fiscal year ended December 31, 2011. Adam Alred, CEO/Director and Guy A. Arnone, Chief Compliance Officer/Director were appointed to their positions on February 8, 2012.

EZJR did not pay any salary nor bonus to any executive officer(s) as of the year end of December 31, 2011. Adam Alred, received executive compensation from OwnerWiz Realty, Inc. in the fiscal year ending December 31, 2011.

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer paid by OWR for the last completed fiscal year in all capacities for the accounts of our executives, including the Chief Executive Officer (CEO).

EZJR Summary Compensation Table

		Year				Compen-
	Principal	Ending	Salary	Bonus	Awards	sation	Total
Name	Position	Dec. 31,	($)	($)	($)	($)	($)

Adam Alred(1)	CEO/Director	2011	0	0	0	0	0

Guy Arnone	Chief Compliance Officer	2011	0	0	0	0	0

(1) Adam Alred was appointed CEO on February 8, 2012. During 2011, he received a salary of $28,000 from OwnerWiz Realty, Inc. which entered into a reverse-merger with EZJR, Inc. on March 1, 2012.

Outstanding Equity Awards at Fiscal Year End

There are no outstanding equity awards at December 31, 2011.

Employment Agreements

We have employment agreements in place with our two officers/directors. Under the terms of the Employment Agreement, Adam Alred, is to receive an annual compensation of $115,200 whereby his employment agreement ends October, 2012. Guy Arnone, has a one year employment agreement where the compensation needs to be determined at a subsequent Board meeting. We do not maintain key man insurance on any of management.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

Director Compensation

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent director a fee for their attendance at board and committee meetings. We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors and committee meetings.

Equity Compensation Plans Information

The Company does not have any stock option plans or warrants or any other equity compensation plans in place.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon the review of the Forms 3, 4 and 5 furnished to the Company and certain representations made to the Company, the Company believes that during 2011, all members of the Board of Directors, our executive officers and person(s) who hold more than 10% of our outstanding common stock did not timely file but did file all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sales Lead Contract

The Company purchases its qualified client leads from Fulfillment Central Publishing, Inc., a company owned by Brenda Zimbardi who is majority shareholder of EZJR, Inc. through her ownership in AdMaxOffers.com, and therefore is a related party. As of May 1, 2011, the Company and the related party entered into a one-year agreement whereby the Company would receive a monthly minimum of 100 real estate sales leads for a fixed fee of $1,000 per month. Client lead expense was $8,000 for the period from April 12, 2011 (inception) to December 31, 2011. As of December 31, 2011, all amounts payable per the agreement are unpaid and are included in the balance sheet as a Related party payable. Either party can terminate the contract by providing a 30-day notice.

Revenue Transactions

As identified in Note 1, two of the Company's 11 revenue transactions for the period ended December 31, 2011 were with relatives of the majority shareholder of the Company. The transactions resulted in $24,000 of revenue for the Company and are presented as related party revenue in the statement of operations.

Shareholder Advances

During the period from inception to December 31, 2011, the majority shareholder advanced funds to the Company for working capital needs totaling $91,150 in 31 separate transactions. The shareholder was repaid $23,600 during the period and is owed $67,550 at December 31, 2011, which is included in the Related party payables balance in the balance sheet.

Company Expenses Paid By Related Party on Behalf of the Company

In August 2011, the majority shareholder paid $1,682 to real estate agents contracted to performed services for the Company. These funds remain unpaid at December 31, 2011 and are included on the Company's balance sheet as a Related party payable.

Stock Ownership

Adam Alred, CEO, personally owns 500,000 common shares of EZJR, Inc.

AdMaxOffers.com owns 5,495,000 common shares of EZJR which controls 66.5% of the issued and outstanding shares in EZJR. Adam Alred is also beneficial owner of AdMaxOffers.com.

Purchase of Software from a Related Party

On January 21, 2012, the Company purchased from two individuals, one of which is a shareholder of the Company, software which quantifies an actual dollar value for the consumer’s credit score using a proprietary algorithm that converts the consumer's credit score into a real dollar amount based on a comprehensive analysis of the consumer's debt, expenses, assets, employment and financial goals. The consumer can use this information to consider the most suitable course of action using the software’s analytical tools. The software also enables the administrator to track and manage leads and consumer clients utilizing advanced customer relationship management software.

The Company issued two notes payable, each in the amount of $25,000, to each of the sellers. The notes were without collateral, bear interest at 6% per annum and were due on or before September 30, 2012. On March 21, 2012, the Company issued a total of 625,000 shares of its common stock as satisfaction of the two notes payable. The shares were valued at $0.08 per share at the date of issuance.

Promoters

Our officers and directors, Mr. Adam Alred and Mr. Guy Arnone can be considered promoters of EZJR in consideration of their participation and managing of the business of the company.

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Deadline for receipt of stockholder proposals for the 2013 Annual Meeting of Stockholders

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2013 Annual Meeting of Stockholders must be received no later than December 31, 2012.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to our CEO, Adam Alred, at, our principal executive offices or calling him at 678-866-3337.

Availability of Proxy Materials

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”), including the financial statements and financial statement schedules included therein. All such requests should be directed to our CEO, Adam Alred, at our principal executive offices.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By Order of the Board of Directors

Adam Alred

Chief Executive Officer

[date], 2012

EZJR, Inc.

ANNUAL MEETING OF SHAREHOLDERS

[DATE], 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

DETACH AND RETURN THIS PORTION ONLY TO EZJR, INC., 935 HIGHWAY 124 #215, BRASELTON, GA 30517.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	EZJR, INC.	For	Withhold	For All	To withhold authority to
		All	All	Except	vote for any individual
	The Board of Directors				nominee(s), mark "For All
	recommends you vote "FOR				Except" and write the
	ALL" of the following				number(s) on the line
	nominees:				below

1	Election of	[ ]	[ ]	[ ]
Directors

Nominees:

01) Adam Alred

02) Guy Arnone

The Board of Directors recommends you vote "FOR" proposals
2, 3, 4 and 5
					For	Against	Abstain

2	Forward Split the Company's stock on a three for				[ ]	[ ]	[ ]
one basis

3	Increase the number of authorized shares from				[ ]	[ ]	[ ]
70,000,000 to 200,000,000, par value $0.001

4	To change our corporate name to Realty Ramp, Inc.				[ ]	[ ]	[ ]

5	Ratification of Kelly & Company as independent				[ ]	[ ]	[ ]
auditors

6	To transact such other business as may properly				[ ]	[ ]	[ ]
come before the Annual Meeting

Please sign exactly as your name(s) appear(s) hereon. When
signing as attorney, executor, administrator, or other
fiduciary, please give full title as such. Joint owners
should each sign personally. All holders must sign. If a
corporation or partnership, please sign in full corporate
or partnership name by authorized officer

	Signature	Date		Signature (Joint Owners)			Date
[PLEASE SIGN WITHIN BOX]